UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO.          )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[X]	Preliminary Proxy Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-2.

AETNA INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-12.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Aetna Inc.	Ronald A. Williams
151 Farmington Avenue Hartford, Connecticut 06156	Chairman, Chief Executive Officer and President
To Our Shareholders:
Aetna Inc.’s 2007 Annual Meeting of Shareholders will be held on Friday, April 27, 2007, at 9:30 a.m. at the Gaylord Texan Resort & Convention Center, 1501 Gaylord Trail, Grapevine, Texas, and we hope you will attend.
This booklet includes the Notice of the Annual Meeting and Aetna’s 2007 Proxy Statement. The Proxy Statement provides information about Aetna in addition to describing the business we will conduct at the meeting.
At the meeting, in addition to specific agenda items, we will discuss generally the operations of Aetna. We welcome any questions you have concerning Aetna and will provide time during the meeting for questions from shareholders.
If you are unable to attend the Annual Meeting, it is still important that your shares be represented. Please vote your shares promptly.
/s/ Ronald A. Williams
Ronald A. Williams
Chairman, Chief Executive Officer and President
March [___], 2007

Aetna Inc.	Christopher M. Todoroff
151 Farmington Avenue	Vice President and
Hartford, Connecticut 06156	Corporate Secretary
Notice of Annual Meeting of Shareholders of Aetna Inc.
NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders of Aetna Inc. will be held at the Gaylord Texan Resort & Convention Center, 1501 Gaylord Trail, Grapevine, Texas, on Friday, April 27, 2007, at 9:30 a.m. for the following purposes:
1.	To elect the Board of Directors for the coming year;

2.	To approve the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2007;

3.	To approve an amendment to Aetna’s Articles of Incorporation providing for majority voting in the uncontested election of Directors;

4.	To consider and act on two shareholder proposals, if properly presented at the meeting; and

5.	To transact any other business that may properly come before the Annual Meeting or any adjournment thereof.
The Board of Directors has fixed the close of business on February 23, 2007 as the record date for determination of the shareholders entitled to vote at the Annual Meeting or any adjournment thereof.
The Annual Meeting is open to all shareholders as of the close of business on the February 23, 2007 record date or their authorized representatives. Parking at the Gaylord Texan Resort & Convention Center will be available to all persons to whom the Annual Meeting is open. The Company will provide validated parking to all shareholders who are admitted to the Annual Meeting.
We ask that you signify your intention to attend the Annual Meeting by checking the appropriate box on your proxy card. In lieu of issuing an admission ticket, your name will be placed on a shareholder attendee list, and you will be asked to register and present government issued photo identification (e.g., a driver’s license or passport) before being admitted to the Annual Meeting. If you hold your shares through a broker, bank or other holder of record and plan to attend, you must send a written request to attend along with proof that you own the shares (such as a copy of your brokerage or bank account statement for the period including February 23, 2007) to Aetna’s Corporate Secretary at 151 Farmington Avenue, RE4K, Hartford, CT 06156. The Annual Meeting will be audiocast live on the Internet at www.aetna.com/investor.
It is important that your shares be represented and voted at the Annual Meeting. You can vote your shares by one of the following methods: vote over the Internet or by telephone using the instructions on the enclosed proxy card (if these options are available to you), or mark, sign, date and promptly return the enclosed proxy card in the postage-paid envelope furnished for that purpose. If you attend the Annual Meeting, you may vote in person if you wish, even if you have previously voted.
This Proxy Statement and the Company’s 2006 Annual Report, Financial Report to Shareholders and 2006 Annual Report are available on Aetna’s Internet site at                                      and                                     , respectively.
By order of the Board of Directors,
/s/ Christopher M. Todoroff
Christopher M. Todoroff
Vice President and Corporate Secretary
March [___], 2007

I. Election of Directors
• General Information
• Executive Compensation

II. Appointment of Independent Registered Public Accounting Firm

III. Amendment to Articles of Incorporation

IV. Shareholder Proposals
• Shareholder Proposal on Cumulative Voting
• Shareholder Proposal on Retiree on Board of Directors

Additional Information

Appendix A: Proposed Amendment to Articles of Incorporation

I. Election of Directors
Aetna will nominate 11 individuals for election as Directors at the Annual Meeting (the “Nominees”). The terms of office for the Directors elected at this meeting will run until the next Annual Meeting and until their successors are duly elected and qualified. The Nominating Committee recommended the 11 Nominees for nomination by the full Board. Based on that recommendation, the Board nominated each of the Nominees for election at the Annual Meeting.
All Nominees are currently Directors of Aetna. The following pages list the names and ages of the Nominees as of the date of the Annual Meeting, the year each first became a Director of Aetna or one of its predecessors, the principal occupation, publicly traded company directorships and certain other directorships of each as of March 1, 2007, and a brief description of the business experience of each for at least the last five years.
Mr. Jordan has notified the Company that he will not stand for re-election at the Annual Meeting and will retire from the Board at that time. Mr. Jordan has been a Director of Aetna or its predecessors since 1992 and will continue as a Director until his term ends immediately prior to the Annual Meeting. Effective upon Mr. Jordan’s departure from the Board, the size of the Board of Directors will be reduced by one to a total of eleven.
The Board recommends a vote FOR each of the 11 Nominees. If you complete the enclosed proxy card, unless you direct to the contrary on that card, the shares represented by that proxy card will be voted FOR the election of all 11 Nominees.

Director since 2006	Frank M. Clark, age 61, became Chairman and Chief Executive Officer of Commonwealth Edison Company (“ComEd”) (an electric energy distribution subsidiary of Exelon Corporation) in November 2005, having served as President of ComEd since October 2001. Mr. Clark also served as Executive Vice President and Chief of Staff to the Exelon Corporation Chairman from 2004 to 2005. Since joining ComEd in 1966, Mr. Clark rose steadily through the ranks, holding key leadership positions in operational and policy-related responsibilities including regulatory and governmental affairs, customer service operations, marketing and sales, information technology, human resources and labor relations, and distribution support services. Mr. Clark is a director of Harris Financial Corp. (financial services) and Waste Management, Inc. (waste disposal services). Mr. Clark also serves as a trustee of the University of Chicago Hospitals and Health System and DePaul University.

Director of Aetna or its predecessors since 1994	Betsy Z. Cohen, age 65, is Chairman and a trustee of RAIT Financial Trust (real estate investment trust), a position she assumed in August 1997. Until December 11, 2006, she also held the position of Chief Executive Officer. Since September 2000, she also has served as Chief Executive Officer of The Bancorp, Inc. (holding company) and its subsidiary, The Bancorp Bank (Internet banking and financial services), and served as Chairman of The Bancorp Bank from November 2003 to February 2004. From 1999 to 2000, Mrs. Cohen also served as a director of Hudson United Bancorp (holding company), the successor to JeffBanks, Inc., where she had been Chairman and Chief Executive Officer since its inception in 1981 and also served as Chairman and Chief Executive Officer of its subsidiaries, Jefferson Bank (which she founded in 1974) and Jefferson Bank New Jersey (which she founded in 1987) prior to JeffBanks’ merger with Hudson United Bancorp in December 1999. From 1985 until 1993, Mrs. Cohen was a director of First Union Corp. of Virginia (bank holding company) and its predecessor, Dominion Bankshares, Inc. In 1969, Mrs. Cohen co-founded a commercial law firm and served as a Senior Partner until 1984.

Director since 2005	Molly J. Coye, M.D., age 59, is the Chief Executive Officer of the Health Technology Center (non-profit education and research organization), which she founded in December 2000. Prior to assuming her current position, Dr. Coye served as Senior Vice President of the West Coast Office of The Lewin Group (consulting) from 1997 to December 2000. Before that, she served in both the public and private sectors: Executive Vice President, Strategic Development, of HealthDesk Corporation from 1996 to 1997; Senior Vice President, Clinical Operations, Good Samaritan Health Hospital from 1993 to 1996; Director of the California Department of Health Services from 1991 to 1993; Head of the Division of Public Health, Department of Health Policy and Management, Johns Hopkins School of Hygiene and Public Health from 1990 to 1991; Commissioner of Health of the New Jersey State Department of Health from 1986 to 1989; Special Advisor for Health and the Environment, State of New Jersey Office of the Governor from 1985 to 1986; and National Institute for Occupational Safety and Health Medical Investigative Officer from 1980 to 1985. Dr. Coye is a member of the Board of Trustees of the American Hospital Association, and a member of the Institute of Medicine, where she co-authored the reports To Err Is Human and Crossing the Quality Chasm. She also is a Trustee of the Program for Appropriate Technology in Health.

Director of Aetna or its predecessors from 1979 to 1992 and since 1993	Barbara Hackman Franklin, age 67, is President and Chief Executive Officer of Barbara Franklin Enterprises (private investment and management consulting firm). From 1992 to 1993, she served as the 29th U.S. Secretary of Commerce. Prior to that appointment, Ms. Franklin was President of Franklin Associates (management consulting firm), which she founded in 1984. During that time, Ms. Franklin also served as a public member of the Board of the American Institute of Certified Public Accountants and of the Auditing Standards Board. She has received the John J. McCloy Award for contributions to audit excellence, the Director of the Year Award from the National Association of Corporate Directors, and an Outstanding Director Award from the Outstanding Director Exchange. Ms. Franklin was a Senior Fellow of The Wharton School from 1979 to 1988, an original Commissioner and Vice Chair of the U.S. Consumer Product Safety Commission from 1973 to 1979, and a Staff Assistant to the President of the United States from 1971 to 1973. Earlier, she held executive positions at Citibank and the Singer Company. Ms. Franklin is a director of The Dow Chemical Company (chemicals, plastics and agricultural products), GenVec, Inc. (biotechnology), MedImmune, Inc. (biotechnology) and Washington Mutual Investors Fund, Inc. She is chairman of the Economic Club of New York, vice chair of the US-China Business Council, a director of the National Association of Corporate Directors and a member of the Public Company Accounting Oversight Board Advisory Council. Ms. Franklin is a regular commentator on the PBS Nightly Business Report.

Director of Aetna or its predecessors since 2000	Jeffrey E. Garten, age 60, became the Juan Trippe Professor in the Practice of International Trade, Finance and Business at Yale University on July 1, 2005, having served as the Dean of the Yale School of Management since 1995. He also is Chairman of Garten Rothkopf (global consulting firm), a position he assumed in October 2005. Mr. Garten held senior posts on the White House staff and at the U.S. Department of State from 1973 to 1979. He joined Shearson Lehman Brothers (investment banking) in 1979 and served as Managing Director from 1984 to 1987. In 1987, Mr. Garten founded Eliot Group, Inc. (investment banking) and served as President until 1990, when he became Managing Director of The Blackstone Group (private merchant bank). From 1992 to 1993, Mr. Garten was Professor of Finance and Economics at Columbia University’s Graduate School of Business. He was appointed U.S. Under Secretary of Commerce for International Trade in 1993 and served in that position until 1995. Mr. Garten is a director of Alcan Inc. (global materials company) and CarMax, Inc. (automotive retailer) and also is a director of 28 Credit Suisse mutual funds. He is the author of A Cold Peace: America, Japan, Germany and the Struggle for Supremacy; The Big Ten: Big Emerging Markets and How They Will Change Our Lives; The Mind of the CEO; and The Politics of Fortune: A New Agenda for Business Leaders. Mr. Garten is a director of The Conference Board and the International Rescue Committee. He also serves on the Board of Directors of Aetna Foundation, Inc.

Director of Aetna or its predecessors since 1994	Earl G. Graves, Sr., age 72, is Chairman of Earl G. Graves, Ltd. (a multimedia company with properties in television, radio, events, digital media and the Internet), having served as Chairman and Chief Executive Officer since 1972. He is the Managing Partner of Graves Ventures, Inc. and also the Publisher of Black Enterprise magazine, which he founded in 1970. Additionally, since 1998, Mr. Graves has been a Managing Director of Black Enterprise/Greenwich Street Corporate Growth Partners, L.P. He is a director of AMR Corporation and its subsidiary, American Airlines, Inc., and is a member of the Supervisory Board of DaimlerChrysler AG (transportation products, financial and other services). Mr. Graves is a trustee of Howard University, a member of the Executive Board and Executive Committee of the National Office of the Boy Scouts of America and a Fellow of the American Academy of Arts & Sciences. He also serves on the Board of Directors of Aetna Foundation, Inc. Mr. Graves has worked to foster the growth of a vibrant African American business community. He is the author of the New York Times bestseller How to Succeed in Business without Being White and is the recipient of more than 60 honorary degrees and numerous awards for his business success and civic contributions. Mr. Graves was named by Fortune Magazine as one of the 50 most powerful and influential African Americans in corporate America and is the subject of an exhibit in the National Great Blacks in Wax Museum in Baltimore, Maryland. In 1990, Mr. Graves was awarded the 84th NAACP Spingarn Medal, the highest achievement award for African Americans. In 1995, his alma mater, Morgan State University, renamed its business school the Earl G. Graves School of Business and Management. In August 2006, Mr. Graves received the Lifetime Achievement Award from the National Association of Black Journalists for his contributions to the field of journalism and the publishing industry.

Director of Aetna or its predecessors since 1993	Gerald Greenwald, age 71, is a founding principal of the Greenbriar Equity Group (invests in the global transportation industry). Mr. Greenwald retired in July 1999 as Chairman and Chief Executive Officer of UAL Corporation and United Airlines (UAL), its principal subsidiary, having served in those positions since July 1994. Mr. Greenwald held various executive positions with Chrysler Corporation (automotive manufacturer) from 1979 to 1990, serving as Vice Chairman of the Board from 1989 to May 1990 and as Chairman of Chrysler Motors from 1985 to 1988. In 1990, Mr. Greenwald was selected to serve as Chief Executive Officer of United Employee Acquisition Corporation in connection with the proposed 1990 employee acquisition of UAL. From 1991 to 1992, he was a Managing Director of Dillon Read & Co., Inc. (investment banking) and, from 1992 to 1993, he was President and Deputy Chief Executive Officer of Olympia & York Developments Ltd. (Canadian real estate company). Mr. Greenwald then served as Chairman and Managing Director of Tatra Truck Company (truck manufacturer in the Czech Republic) from 1993 to 1994. He also is a trustee of the Aspen Institute and a member of an Advisory Council of the RAND Corporation.

Director of Aetna or its predecessors since 1995	Ellen M. Hancock, age 64, is President and Chief Operating Officer and a director of Jazz Technologies, Inc., formerly known as Acquicor Technology Inc. (a company formed for the purpose of acquiring businesses in the technology, multimedia and networking sectors). Mrs. Hancock previously served as Chairman of the Board and Chief Executive Officer of Exodus Communications, Inc. (Internet system and network management services). She joined Exodus in March 1998 and served as Chairman from June 2000 to September 2001, Chief Executive Officer from September 1998 to September 2001, and President from March 1998 to June 2000. Mrs. Hancock held various staff, managerial and executive positions at International Business Machines Corporation (information-handling systems, equipment and services) from 1966 to 1995. She became a Vice President of IBM in 1985 and served as President, Communication Products Division, from 1986 to 1988, when she was named General Manager, Networking Systems. Mrs. Hancock was elected an IBM Senior Vice President in November 1992, and in 1993 was appointed Senior Vice President and Group Executive, which position she held until February 1995. Mrs. Hancock served as an Executive Vice President and Chief Operating Officer of National Semiconductor Corporation (semiconductors) from September 1995 to May 1996, and served as Executive Vice President for Research and Development and Chief Technology Officer of Apple Computer, Inc. (personal computers) from July 1996 to July 1997. Mrs. Hancock is a director of Colgate-Palmolive Company (consumer products) and Electronic Data Systems Corporation (information technology services).

Director since 2003	Edward J. Ludwig, age 55, is Chairman of the Board, President and Chief Executive Officer of Becton, Dickinson and Company (global medical technology company). He was elected Chairman of the Board effective February 2002, Chief Executive Officer in January 2000 and President in May 1999. Since joining Becton, Dickinson and Company as a Senior Financial Analyst in 1979, Mr. Ludwig has served in positions of increasing responsibility in the areas of financial management, strategic planning and operations. His previous positions have included Vice President, Planning and Development from 1987 to 1989; President, Becton Dickinson Diagnostic Instrument Systems Division from 1988 to 1994; Vice President, Finance and Controller from 1994 to 1995; Senior Vice President and Chief Financial Officer from 1995 to June 1998; and Executive Vice President from July 1998 to May 1999 when he was elected President. Mr. Ludwig serves as a Johns Hopkins University trustee and chairs the Advisory Board for the Johns Hopkins Bloomberg School of Public Health. He also is chairman of the Advanced Medical Technology Association, and is a trustee of the Hackensack University Medical Center and the College of the Holy Cross.

Director since 2001	Joseph P. Newhouse, age 65, is the John D. MacArthur Professor of Health Policy and Management at Harvard University, a position he assumed in 1988. At Harvard, he also is the Director of the Division of Health Policy Research and Education, the Director of the Interfaculty Initiative on Health Policy, Chair of the Committee on Higher Degrees in Health Policy and a member of the faculties of the John F. Kennedy School of Government, the Harvard Medical School, the Harvard School of Public Health and the Faculty of Arts and Sciences. Prior to joining Harvard, Dr. Newhouse held various positions at The RAND Corporation from 1968 to 1988, serving as a faculty member of the RAND Graduate School from 1972 to 1988, as Deputy Program Manager for Health Sciences Research from 1971 to 1988, Senior Staff Economist from 1972 to 1981, Head of the Economics Department from 1981 to 1985 and as a Senior Corporate Fellow from 1985 to 1988. Dr. Newhouse is the Editor of the Journal of Health Economics, which he founded in 1981. He is a Faculty Research Associate of the National Bureau of Economic Research, a member of the Institute of Medicine of the National Academy of Sciences, a member of the New England Journal of Medicine Editorial Board, a fellow of the American Academy of Arts and Sciences, and a director of the National Committee for Quality Assurance. Dr. Newhouse is the author of Free for All: Lessons from the RAND Health Insurance Experiment and Pricing the Priceless: A Health Care Conundrum. He also serves on the Board of Directors of Aetna Foundation, Inc.

Director since 2002	Ronald A. Williams, age 57, is Chairman, Chief Executive Officer and President of Aetna. He was elected Chairman of Aetna on October 1, 2006, Chief Executive Officer on February 14, 2006 and President on May 27, 2002, having served as Executive Vice President and Chief of Health Operations of the Company from March 15, 2001 until his appointment as President. Prior to joining Aetna, Mr. Williams held various executive positions from 1987 to 2001 at WellPoint Health Networks Inc. and its Blue Cross of California subsidiary. From October 1995 to March 1999, he served as Executive Vice President of the Blue Cross of California Businesses of WellPoint and as President of its Blue Cross of California subsidiary and from April 1999 to March 2001, he served as Executive Vice President, Large Group Businesses, of WellPoint and as Group President of WellPoint’s Large Group Division. Mr. Williams is a Director of American Express Company (financial services) and a trustee of The Conference Board. He also serves on the Dean’s Advisory Council at the Massachusetts Institute of Technology and is a member of MIT’s Alfred P. Sloan Management Society.
General Information
[to be included in Definitive Proxy Statement]
Executive Compensation
[to be included in Definitive Proxy Statement]

II. Appointment of Independent Registered Public Accounting Firm
The Audit Committee has appointed KPMG LLP to audit the Company’s consolidated financial statements for 2007. The Audit Committee and the Board recommend shareholder approval of KPMG LLP as the Company’s independent registered public accounting firm (the “Independent Accountants”) for 2007. Representatives of the firm are expected to be available at the Annual Meeting to make a statement if the firm desires and to respond to appropriate questions.
Nonaudit Services and Other Relationships Between the Company and the Independent Registered Public Accounting Firm
The Company’s practice is not to have its independent auditing firm provide financial information systems design and implementation consulting services. Instead, these services are provided by other accounting or consulting firms. Other types of consulting services have been provided by the independent auditing firm or other accounting and consulting firms from time to time. All new services provided by the independent auditing firm must be approved in advance by the Audit Committee regardless of the size of the engagement. The Chairman of the Committee may approve any proposed engagements that arise between Committee meetings, provided that any such decision is presented to the full Committee at its next scheduled meeting.
In addition, management may not hire as an employee a person who within the last three years was an employee of the Independent Accountants and participated in the audit engagement of the Company’s financial statements if the Audit Committee determines that the hiring of such person would impair the independence of the Independent Accountants. The independence of the Independent Accountants also is considered annually by the Audit Committee and the full Board of Directors.
The affirmative vote of a majority of the votes cast is required for approval of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2007.
The Audit Committee and the Board recommend a vote FOR the approval of KPMG LLP as the Company’s independent registered public accounting firm for 2007. If you complete the enclosed proxy card, unless you direct to the contrary on that card, the shares represented by that proxy card will be voted FOR approval of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2007.

III. Amendment to Articles of Incorporation
Aetna has a longstanding commitment to solid corporate governance, and is committed to providing shareholders a meaningful role in the election of Directors. We were among the first companies to adopt a majority vote standard in our Corporate Governance Guidelines. Under the current standard, which applies for the 2007 Annual Meeting, if a Director receives more “withhold” votes than “for” votes, they must submit a resignation to the Board, for consideration by the Nominating Committee and the Board. See “Director Elections — Majority Voting Standard” on page [___]. Since the adoption of our current standard, the Nominating Committee and the Board have continued to study shareholder voting issues, as debate on best practices has continued among governance experts, companies and shareholders/investors. After consideration of these issues, and upon recommendation of our Nominating and Corporate Governance Committee, the Board has determined to reinforce these principles by recommending that a majority vote standard for uncontested elections be placed in the Articles of Incorporation. As a Pennsylvania company, such a provision is not operative if only placed in the Company’s By-Laws.
The Board therefore has approved and recommends shareholder approval of an amendment to the Company’s Articles of Incorporation to provide for a majority vote standard for uncontested elections of Directors. Under the proposed amendment, a Director nominee is elected if the number of votes cast “for” the nominee exceeds the number of votes cast “against” the nominee. An “abstain” vote will have no effect on the outcome of the election but will be counted for purposes of determining whether a quorum is present to hold the Annual Meeting. In contested elections, those in which a shareholder has nominated a person for election to the Board, the voting standard will continue to be a plurality of votes cast. Under Pennsylvania law and the Articles of Incorporation, if an incumbent Director nominee does not receive such majority vote in an uncontested election, the incumbent Director would continue to serve on the Board until his or her successor is elected and qualified. As such, if the proposed amendment is adopted, Aetna would retain its current resignation policy to deal with the status of any such incumbent Director that fails to be re-elected. New nominees, if any, not already serving on the Board and who fail to receive a majority of votes cast in uncontested elections would not be elected to the Board in the first instance. The text of the proposed amendment that will become effective if the Company’s shareholders approve the proposed amendment to the Articles of Incorporation is attached to this Proxy Statement as Appendix A and is marked to show changes from the Company’s current provision.
Under Pennsylvania law, the affirmative vote of a majority of the votes cast at a shareholder meeting is required to approve the amendment. The Board urges each shareholder to read Appendix A carefully before voting on this proposal. If the proposed amendment is approved by Aetna’s shareholders, it would become effective upon filing with the Secretary of the Commonwealth of Pennsylvania.
The affirmative vote of a majority of the votes cast is required for approval of the proposed amendment to Article 8 of Aetna’s Articles of Incorporation providing for majority voting in the uncontested election of Directors.
The Board recommends a vote FOR the proposed amendment to Article 8 of Aetna’s Articles of Incorporation providing for majority voting in the uncontested election of Directors. If you complete the enclosed proxy card, unless you direct to the contrary on that card, the shares represented by that proxy card will be voted FOR approval of the proposed amendment providing for majority voting in the uncontested election of Directors.

IV. Shareholder Proposals
Proposal 1 — Cumulative Voting
Evelyn Y. Davis, Watergate Office Building, 2600 Virginia Ave. N.W., Suite 215, Washington, D.C. 20037 (owner of 800 shares of Common Stock), has advised Aetna that she plans to present the following proposal at the Annual Meeting. The proposal is included in this Proxy Statement pursuant to the rules of the SEC.
“RESOLVED: That the stockholders of Aetna, assembled in Annual Meeting in person and by proxy, hereby request the Board of Directors to take the necessary steps to provide for cumulative voting in the election of directors, which means each stockholder shall be entitled to as many votes as shall equal the number of shares he or she owns multiplied by the number of directors to be elected, and he or she may cast all of such votes for a single candidate, or any two or more of them as he or she may see fit.”
“REASONS: Many states have mandatory cumulative voting, so do National Banks.”
“In addition, many corporations have adopted cumulative voting.”
“Last year the owners of 123,260,316 shares, representing approximately 31.8% of shares voting, voted FOR this proposal.”
“If you AGREE, please mark your proxy FOR this resolution.”
The affirmative vote of a majority of the votes cast is required for approval of the foregoing proposal.
THE BOARD OF DIRECTORS WILL OPPOSE THIS PROPOSAL IF IT IS INTRODUCED AT THE 2007 ANNUAL MEETING AND RECOMMENDS A VOTE AGAINST THIS PROPOSAL FOR THE FOLLOWING REASONS:
The Board continues to believe that a system of voting for Directors that does not permit shareholders to cumulate their votes provides the best assurance that the decisions of the Directors will be in the interests of all shareholders.
Many shareholders in corporate America want more say when it comes to electing directors. The Board has studied various alternatives for accomplishing this objective, including cumulative voting. The Nominating Committee, which consists entirely of independent Directors, has considered these voting matters on several occasions in the last few years, as has the full Board. During the course of this review, the Board implemented a majority vote standard for Director elections (whereby Directors receiving more “withhold” votes than “for” votes must submit their resignation), implemented confidential voting in uncontested solicitations and amended Aetna’s By-Laws to provide that the Board does not have the right to alter the size of the Board beyond a range established by Aetna’s shareholders. As noted elsewhere in this Proxy Statement, the Board is also recommending an amendment to the Articles of Incorporation to provide for majority voting in uncontested Director elections. The Board believes that these changes effectively respond to shareholder needs and strengthen the Board’s accountability to Aetna’s shareholders and obviates the need for cumulative voting.
In addition, cumulative voting is one of those issues that may favor special interest groups. Cumulative voting could make it possible for such a group to elect one or more Directors beholden to the group’s narrow interests. This could increase the likelihood of factionalism and discord within the Board, which may undermine its ability to work effectively as a governing body on behalf of the common interests of all shareholders. The system of voting utilized by Aetna and by most leading corporations where each shareholder is entitled to one vote per share with respect to each Director nominee prevents the “stacking” of votes behind potentially partisan Directors. This system thus promotes the election of a more effective Board in which each Director represents the shareholders as a whole.
Finally, the Board alone would not be able to implement cumulative voting upon adoption of this proposal by the shareholders because cumulative voting is prohibited by Aetna’s Articles of Incorporation. Under Pennsylvania law and Aetna’s Articles of Incorporation, an amendment to Aetna’s Articles of Incorporation to delete this provision would require shareholder approval at a subsequent shareholder meeting, following adoption of a resolution by the Board approving the proposed amendment.
For these reasons, while the Board carefully considered cumulative voting as a part of its review of governance issues in the last several years, the Board continues to believe that this proposal is not in the best interests of Aetna or its shareholders.
If you complete the enclosed proxy card, unless you direct to the contrary on that card, the shares represented by that proxy card will be voted AGAINST the foregoing proposal.
Proposal 2 —Retiree on Board of Directors
Aetna Retirees Association, Inc., P.O. Box 280165, East Hartford, Connecticut 06128 (owner of 100 shares of Common Stock), has advised Aetna that it plans to present the following proposal at the Annual Meeting. The proposal is included in this Proxy Statement pursuant to the rules of the SEC.
“RESOLVED: The shareholders recommend that Aetna’s Board of Directors adopt a policy that each year our Board nominate (or renominate) at least one director candidate for our company’s Board of Directors who is a retired executive of Aetna Inc. with a broad range of corporate management experience before and/or after his/her career at Aetna.
Reasons:
A retired executive of the Aetna can bring a unique perspective to the Board and the Company that would benefit all shareholders. Retirees constitute a significant group of shareholders whose financial interests are totally consistent with the interests of all other shareholders. Aetna retirees have a vital interest in the financial success of the Company. Issues that confront retirees across the nation are becoming more complex as our retiree population grows. This is a key market segment for the Aetna since the introduction of Medicare D products as well as changing retiree product opportunities such as Medicare advantage and Medi-gap coverages. A person on the board who can bring Aetna experience, other executive exposures, perspectives and contacts would help assure that Aetna designs, develops, markets and supports the most competitive products for both employee and retiree health plans. As with any other candidate for a Board directorship, the Aetna retiree must demonstrate that he/she would not be a single issue director representing a narrow constituency.
If you AGREE, please mark your proxy FOR this resolution.
Sincerely,
/S/ ROBERT C. QUINN
Robert C. Quinn
Chairman, Aetna Retirees Association, Inc.”
The affirmative vote of a majority of the votes cast is required for approval of the foregoing proposal.
THE BOARD OF DIRECTORS WILL OPPOSE THIS PROPOSAL IF IT IS INTRODUCED AT THE 2007 ANNUAL MEETING AND RECOMMENDS A VOTE AGAINST THIS PROPOSAL FOR THE FOLLOWING REASONS:
The Board’s Nominating and Corporate Governance Committee strives to have a Board that is appropriate for effective deliberation of issues related to the Company’s businesses and related interests. The criteria used to select Director candidates are re-evaluated periodically and currently include: the relevance of the candidate’s experience to the business of the Company; enhancing the diversity of the Board; the candidate’s independence from conflict or direct economic relationship with the Company; and the ability of the candidate to attend Board meetings regularly and devote an appropriate amount of effort in preparation for those meetings. It also is expected that nonmanagement Directors nominated by the Board shall be individuals who possess a reputation and hold positions or affiliations befitting a director of a large publicly held company, and are actively engaged in their occupations or professions or are otherwise regularly involved in the business, professional or academic community. As noted above under “Consideration of

Director Nominees” on page [         ], the Nominating Committee considers nominees from a variety of sources, including shareholder nominees.
In evaluating Director nominations under these principles, the Nominating Committee seeks to achieve a balance of knowledge, experience and capability on the Board. Regarding experience with issues affecting retirees generally, the Board believes that the background and experience of its current Directors gives it a range of relevant experience with business and public policy issues related to the Company’s retiree markets. In addition, the Board believes that requiring a mandatory nominee from the ranks of Company retirees would be contrary to its nomination principles, since it believes that Directors should represent the interests of all shareholders, and not, in fact or appearance, represent any group’s narrow interests.
For these reasons, the Board believes that this proposal is not in the best interests of Aetna or its shareholders.
If you complete the enclosed proxy card, unless you direct to the contrary on that card, the shares represented by that proxy card will be voted AGAINST the foregoing proposal.

Additional Information
Contact Information
If you have questions or need more information about the Annual Meeting, write to:
Office of the Corporate Secretary
Aetna Inc.
151 Farmington Avenue, RE4K
Hartford, CT 06156
or call us at (860) 273-4970.
For information about your record holdings or DirectSERVICE Investment Program account, call Computershare Trust Company, N.A. at 1-800-446-2617 or access your account via the Internet at www.computershare.com/investor. We also invite you to visit Aetna’s website at www.aetna.com. Website addresses are included for reference only. The information contained on Aetna’s website is not part of this proxy solicitation and is not incorporated by reference into this Proxy Statement.
Financial Statements
The year 2006 consolidated financial statements and auditor’s report, management’s discussion and analysis of financial condition and results of operations, management’s report on internal control over financial reporting and the Independent Accountants’ report thereon, information concerning quarterly financial data for the past two fiscal years and other information are provided in the 2006 Aetna Annual Report, Financial Report to Shareholders.
SEC Form 10-K
Shareholders may obtain a copy of Aetna’s annual report filed with the SEC on Form 10-K, including the financial statements and the financial statement schedules, without charge by calling (1-800-237-4273) or by visiting Aetna’s website at www.aetna.com.
By order of the Board of Directors,
/s/ Christopher M. Todoroff
Christopher M. Todoroff
Vice President and Corporate Secretary
March [___], 2007

APPENDIX A
AMENDMENT TO AETNA’S ARTICLES OF INCORPORATION PROVIDING FOR MAJORITY VOTING IN THE UNCONTESTED
ELECTION OF DIRECTORS
The following sets forth the proposed amendment which would create a new Article 8(b) to the Company’s Amended and Restated Articles of Incorporation (existing Section 8 would be renumbered as Section 8(a)).
8. Action by Shareholders.
(b) Election of Directors by the shareholders shall be as follows:
          (1) In an election of Directors that is not a contested election:
               (i) Each share of a class or group of classes entitled to vote in an election of Directors shall be entitled to vote for or against each candidate for election by the class or group of classes.
               (ii) To be elected, a candidate must receive the affirmative vote of a majority of the votes cast with respect to the election of that candidate.
          (2) In a contested election of Directors, the candidates receiving the highest number of votes from each class or group of classes, if any, entitled to elect Directors separately up to the number of Directors to be elected by the class or group of classes shall be elected.
          (3) For purposes of this Article 8(b), a “contested election” is an election of Directors in which there are more candidates for election by the class or group of classes than the number of Directors to be elected by the class or group of classes and one or more of the candidates has been properly proposed by the shareholders. The determination of the number of candidates for purposes of this subsection shall be made as of:
               (i) the expiration of the time fixed by these articles of incorporation or the Corporation’s by-laws for advance notice by a shareholder of an intention to nominate Directors; or
               (ii) absent such a provision, at a time publicly announced by the Board of Directors which is not more than 14 days before notice is given of the meeting at which the election is to occur.
Please note: New language is underlined.

		000004	000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6	XXXXXXXXXXXXXX	Electronic Voting Instructions
You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be received by
11:59 p.m., Eastern time, on April 26, 2007.

Vote by Internet • Log on to the Internet and go to www.investorvote.com
• Follow the steps outlined on the secured website.
Vote by telephone
  • Call toll free 1-800-652-VOTE (8683) within the United States, Canada and Puerto Rico any time on a touch tone telephone. There is NO CHARGE to you for the call. If your reside outside the United States, Canada and Puerto Rico, please call 1-781-575-2300.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒		• Follow the instructions provided by the recorded message.

Annual Meeting Proxy Card	C0123456789	12345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Proposals	—	THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SHAREHOLDER, IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ITEMS 1, 2 AND 3 AND AGAINST ITEMS 4 AND 5.

1. Election of Directors:	For	Withhold		For	Withhold		For	Withhold	+

01 – Frank M. Clark	☐	☐	02 – Betsy Z. Cohen	☐	☐	03 – Molly J. Coye, M.D.	☐	☐

04 – Barbara Hackman Franklin	☐	☐	05 – Jeffrey E. Garten	☐	☐	06 – Earl G. Graves	☐	☐

07 – Gerald Greenwald	☐	☐	08 – Ellen M. Hancock	☐	☐	09 – Edward J. Ludwig	☐	☐

10 – Joseph P. Newhouse	☐	☐	11 – Ronald A. Williams	☐	☐

	For	Against	Abstain		For	Against	Abstain
2. Approval of Independent Registered Public Accounting Firm	☐	☐	☐	4. Shareholder Proposal on Cumulative voting	☐	☐	☐

3. Amendment of Articles of Incorporation	☐	☐	☐	5. Shareholder Proposal on Nominating a Director from the Executive Retiree Ranks	☐	☐	☐
B	Non-Voting Items

Change of Address — Please print your new address below.	Comments — Please print any comments you may have below.	Meeting Attendance
		Mark the box to the right If you plan to attend the Annual Meeting.	☐

C	Authorized Signatures — This Section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation or other form of entity, please sign in the full name of the entity, by a duly authorized officer. The signer hereby revokes all proxies heretofore given by the signer to vote at the 2007 Annual Meeting of Aetna Inc. and any adjournment or postponement thereof.
Date (mm/dd/yyyy) — Please print date below.		Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

/	/

■	C 1234567890 1 U P X	J N T 1 0 1 1 9 4 7 1	MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND	+
<STOCK#>                     00O0QG

SHAREHOLDER ACCOUNT INQUIRIES
Aetna Inc.’s Transfer Agent, Computershare Trust Company, N.A., maintains a telephone response center to service shareholder accounts. Registered owners of Aetna shares may call the center at 1-800-446-2617 to inquire about replacement dividend checks, address changes, stock transfers and other account matters or to inquire about Computershare’s DirectSERVICE Investment Program.
Registered shareholders can manage their Aetna account online, enroll in direct deposit of dividends and send secure e-mail inquiries via the Internet through Computershare’s Web site at www.computershare.com/investor.
TO ATTEND THE ANNUAL MEETING: If you plan to attend the 2007 Annual Meeting, you should either mark the box provided on the reverse side of this proxy card or signify your intention to attend when you access the telephone or Internet voting system. In lieu of issuing an admission ticket, your name will be placed on a shareholder attendee list and you will be asked to register and present government issued photo identification (e.g., a driver’s license or passport) before being admitted to the 2007 Annual Meeting.
▼ IF YOU HAVE NOT VOTED VIATHE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — Aetna Inc.

Notice of 2007 Annual Meeting of Shareholders
THIS PROXY IS SOLICITED ON BEHALF OF AETNA’S BOARD OF DIRECTORS.
The undersigned hereby appoints Barbara Hackman Franklin, Gerald Greenwald and Ellen M. Hancock, and each of them, the proxies of the undersigned, with full power of substitution, to vote the shares of the undersigned at the 2007 Annual Meeting of Shareholders of Aetna Inc. to be held April 27, 2007 and at any adjournment or postponement thereof, and directs said proxies to vote as specified herein on the five items specified in this proxy, and in their discretion on any other matters that may properly come before the meeting or any adjournment or postponement thereof.
If you vote by telephone or the Internet, please DO NOT mail back this proxy card.

THANK YOU FOR VOTING
(Items to be voted appear on reverse side of this proxy card.)

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Annual Meeting Proxy Card

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Proposals	—	THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SHAREHOLDER, IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ITEMS 1, 2 AND 3 AND AGAINST ITEMS 4 AND 5.

1. Election of Directors:	For	Withhold		For	Withhold		For	Withhold

01 – Frank M. Clark	☐	☐	02 – Betsy Z. Cohen	☐	☐	03 – Molly J. Coye, M.D.	☐	☐

04 – Barbara Hackman Franklin	☐	☐	05 – Jeffrey E. Garten	☐	☐	06 – Earl G. Graves	☐	☐

07 – Gerald Greenwald	☐	☐	08 – Ellen M. Hancock	☐	☐	09 – Edward J. Ludwig	☐	☐

10 – Joseph P. Newhouse	☐	☐	11 – Ronald A. Williams	☐	☐

	For	Against	Abstain		For	Against	Abstain
2. Approval of Independent Registered Public Accounting Firm	☐	☐	☐	4. Shareholder Proposal on Cumulative voting	☐	☐	☐

3. Amendment of Articles of Incorporation	☐	☐	☐	5. Shareholder Proposal on Nominating a Director from the Executive Retiree Ranks	☐	☐	☐

B	Authorized Signatures — This Section must be completed for your vote to be counted. — Date and Sign Below.

Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation or other form of entity, please sign in the full name of the entity, by a duly authorized officer. The signer hereby revokes all proxies heretofore given by the signer to vote at the 2007 Annual Meeting of Aetna Inc. and any adjournment or postponement thereof.

Date (mm/dd/yyyy) — Please print date below.		Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

/	/

■	1 U P X	0 11 9 4 7 2
<STOCK#>          00O0RF

▼PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — Aetna Inc.

Notice of 2007 Annual Meeting of Shareholders
THIS PROXY IS SOLICITED ON BEHALF OF AETNA’S BOARD OF DIRECTORS.
The undersigned hereby appoints Barbara Hackman Franklin, Gerald Greenwald and Ellen M. Hancock, and each of them, the proxies of the undersigned, with full power of substitution, to vote the shares of the undersigned at the 2007 Annual Meeting of Shareholders of Aetna Inc. to be held April 27, 2007 and at any adjournment or postponement thereof, and directs said proxies to vote as specified herein on the five items specified in this proxy, and in their discretion on any other matters that may properly come before the meeting or any adjournment or postponement thereof.
THANK YOU FOR VOTING
(Items to be voted appear on reverse side of this proxy card.)

		000004	000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6	XXXXXXXXXXXXXX	Electronic Voting Instructions
You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!
Instead of mailing your Voting Instruction card, you may choose one of the two voting methods outlined below to vote your Voting Instruction card.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Voting Instruction cards submitted by Internet or telephone must be received by 11:59 p.m., Eastern time, on April 26, 2007.

Vote by Internet • Log on to the Internet and go to www.investorvote.com
• Follow the steps outlined on the secured website.
Vote by telephone
  • Call toll free 1-800-652-VOTE (8683) within the United States, Canada and Puerto Rico any time on a touch tone telephone. There is NO CHARGE to you for the call. If your reside outside the United States, Canada and Puerto Rico, please call 1-781-575-2300.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒		• Follow the instructions provided by the recorded message.

Annual Meeting Instruction Card	C0123456789	12345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Proposals

1. Election of Directors:	For	Withhold		For	Withhold		For	Withhold	+

01 – Frank M. Clark	☐	☐	02 – Betsy Z. Cohen	☐	☐	03 – Molly J. Coye, M.D.	☐	☐

04 – Barbara Hackman Franklin	☐	☐	05 – Jeffrey E. Garten	☐	☐	06 – Earl G. Graves	☐	☐

07 – Gerald Greenwald	☐	☐	08 – Ellen M. Hancock	☐	☐	09 – Edward J. Ludwig	☐	☐

10 – Joseph P. Newhouse	☐	☐	11 – Ronald A. Williams	☐	☐

	For	Against	Abstain		For	Against	Abstain
2. Approval of Independent Registered Public Accounting Firm	☐	☐	☐	4. Shareholder Proposal on Cumulative voting	☐	☐	☐

3. Amendment of Articles of Incorporation	☐	☐	☐	5. Shareholder Proposal on Nominating a Director from the Executive Retiree Ranks	☐	☐	☐

Meeting Attendance
Mark the box to the right If you plan to attend the Annual Meeting.	☐

B	Authorized Signatures — This section must be completed for your instructions to be executed. — Date and Sign Below

Please sign exactly as name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. The signer hereby revokes all voting instructions heretofore given to the Trustee by the signer to vote at the 2007 Annual Meeting of Aetna Inc. and any adjournment or postponement thereof.
Date (mm/dd/yyyy) — Please print date below.		Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/	/

■	C 1234567890 1 U P X	J N T 1 0 1 1 9 4 7 3	MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND	+
<STOCK#>                     00O0UI

Note: Participants who received the Aetna Inc. 2007 Notice of Annual Meeting and Proxy Statement, the Aetna Inc. 2006 Annual Report, and the Aetna Inc. 2006 Annual Report, Financial Report to Shareholders, over the Internet and who would like a printed copy of these documents may call 1-800-237-4273.
▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Instruction Card — Aetna Inc.

Notice of 2007 Annual Meeting of Shareholders
THIS INSTRUCTION CARD IS SOLICITED ON BEHALF OF STATE STREET BANK AND TRUST COMPANY.
To: Participants in the Aetna 401(k) Plan
State Street Bank and Trust Company, the Trustee under the Aetna 401(k) Plan (the Plan), has been instructed to solicit your instructions on how to vote the Aetna Common Shares held by the Trustee on your behalf in accordance with the terms of the Plan and to vote those shares in accordance with your instructions at the Annual Meeting of Shareholders of Aetna Inc. to be held on April 27, 2007 and at any adjournment or postponement thereof. Please indicate by checking the appropriate box how you want these shares voted by the Trustee and return this card to the Trustee in the envelope provided. We would like to remind you that your individual voting instructions are held in strictest confidence and will not be disclosed to the Corporation. If you fail to provide voting instructions to the Trustee by 11:59 p.m., Eastern time, on April 20, 2007 by telephone, by Internet, or by completing, signing and returning this card, the Trustee will vote your shares in the same manner and proportion as those shares for which the Trustee receives proper and timely instructions.
If you vote by telephone or the Internet, please DO NOT mail back this Instruction Card.
THANK YOU FOR VOTING
(Items to be voted appear on reverse side.)